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                   TOUCHSTONE                           For assistance in completing this application, call 1-800-669-2796 (Press 2)
[LOGO] ----------------------------------                                  UNDERWRITTEN BY:  Western-Southern Life Assurance Company
       TOUCHSTONE SELECT VARIABLE ANNUITY                                                   MAIL TO:  Special Markets Service Center
                                                                                                                       P.O. Box 2850
                                                                                                          Cincinnati, OH  45201-2850

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OWNER         / / INDIVIDUAL   / / CORPORATION   / / TRUST
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Name - First                      Middle         Last                     / / Male       Birth Date           /    /
                                                                          / / Female     (m-d-y)
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Trust or Corporation Name                                                 Phone #

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Address - Street                                                          Social Security #
                                                                          or T.I.N
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City                                             State          Zip       Relationship
                                                                          to Annuitant
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/ / JOINT OWNER
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Name - First                      Middle         Last                     / / Male       Birth Date           /    /
                                                                          / / Female     (m-d-y)
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Address - Street                                                          Social Security #
                                                                          or T.I.N
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City                                             State          Zip       Relationship
                                                                          to Annuitant
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ANNUITANT   Complete if different from Owner
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Name - First                      Middle         Last                     / / Male       Birth Date           /    /
                                                                          / / Female     (m-d-y)
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Address - Street                                                          Social Security #

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City                                                                      State          Zip
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/ / CONTINGENT ANNUITANT
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Name - First                      Middle         Last                     / / Male       Birth Date           /    /
                                                                          / / Female     (m-d-y)
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Address - Street                                                          Social Security #

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City                                                                      State          Zip

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BENEFICIARY   Full Name of Beneficiary(ies) and Relationship to Owner
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A.  Primary Beneficiary(ies): (Additional Beneficiary form may be required for tax qualified plans.
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Name                                             Relationship             Social Security Number              Date of Birth
                                                                                 /     /                           /     /
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Name                                             Relationship             Social Security Number              Date of Birth
                                                                                 /     /                           /     /
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Name                                             Relationship             Social Security Number              Date of Birth
                                                                                 /     /                           /     /
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B.  Contingent Beneficiary(ies) To receive benefits if none of the Primary Beneficiaries survive the Owner prior to the Income Date.
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Name                                             Relationship             Social Security Number              Date of Birth
                                                                                 /     /                           /     /
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Name                                             Relationship             Social Security Number              Date of Birth
                                                                                 /     /                           /     /
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INVESTMENT INFORMATION   Please make check payable to Western Southern Life Assurance Company
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                                                 1035 Exchange?  / / No  / / Yes                   Income Date (m-d-y):  ___/___/___
Initial Purchase Payment $_____________________  (Please submit appropriate exchange forms)
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Will this contract replace any life insurance policy or annuity contract in this or any other company?  / / No  / / Yes
If yes, please list company name:______________________________________________________  Policy/Contract Number: ___________________
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PLAN TYPE (Check only one):   / / Non-Qualified   / / 457
                              / / Pension/Profit Sharing             / / 401(k)         / / 403(b) TSA
                              / / IRA Regular*    / / IRA Rollover   / / IRA Transfer   / / SEP-IRA*   / / SIMPLE-IRA* (Indicate
                              / / Other: ____________________________________________________________      contribution source):
                                                                                                           / / Employer Contribution
                                                                                                           / / Employee Salary
                                                                                                               Deferral Contribution
*Contribution for tax year 199/ / $__________  199/ / $__________

Note: If the plan is being funded by transfer or rollover in the year, or any year after, the owner attains age 70 1/2, any minimum distribution requirement for the year of funding cannot be placed in this contract.
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INVESTMENT ALLOCATION   Must be whole percentage   Minimum of 5%   Must total 100%
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/ / Allocate my purchase payment(s) among the following investment options:

__________% Emerging Growth         __________% Growth & Income      __________% Income Opportunity      __________% Standby Income

__________% International Equity    __________% Balanced             __________% Bond                    __________% Fixed Account

/ / I prefer to use the following Touchstone Asset Allocation model: _____________
                                                                        Model #
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DOLLAR COST AVERAGING  $10,000 minimum Contract value required   Must be whole percentage   Minimum of 5%   Must total 100%
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Please transfer $_________ ($200 minimum) or _________% from the (check one):  / / Standby Income  / / Fixed Account for the period indicated: ________ months (12-month minimum).

Frequency: / / Monthly  / / Quarterly

/ / Dollar cost average among the following investment option(s):

__________% Emerging Growth         __________% Growth & Income      __________% Income Opportunity      __________% Standby Income

__________% International Equity    __________% Balanced             __________% Bond

/ / I prefer to use the following Asset Allocation model: _____________
                                                              Model #
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AUTOMATIC REBALANCING
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Do you wish to employ the automatic rebalancing feature?  / / No  / / Yes (If yes, pleas attach form 7062)

Frequency:  / / Quarterly  / / Semi-Annually  / / Annually  Note:  If frequency is not selected, quarterly rebalancing will apply.

Model Number: _________
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DEATH BENEFIT OPTIONS
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One of the following three death benefit options MUST be selected prior to the issue of your annuity contract.  Once selected, the death benefit option cannot be changed.

        / / Standard Death Benefit         / / Annual Step-Up Death Benefit         / / 6% Accumulating Death Benefit
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TELEPHONE ACCESS AUTHORIZATION
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/ / No  / / Yes    If answered yes, I (We) authorize Western-Southern Life Assurance Company and its affiliates to honor telephone instructions from any person who can furnish proper identification to transfer values among the different investment options.  I (We) understand that I am (we are) responsible for losses due to unauthorized or fraudulent telephone instructions to the extent and under the circumstances described in the variable annuity contract Prospectus under the caption "TRANSFERS."  I
(We) further understand that the telephone privilege may be modified, suspended, or discontinued at any time and without prior notice.  THIS WILL NOT APPLY IF NEITHER BOX IS CHECKED.
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SIGNATURES
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The statements and answers in this application are true and complete to the best of my (our) knowledge and belief.  Under penalty of perjury, I (we) certify that the social security number(s) and/or tax identification number(s) listed above is (are) correct.
Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.
I (WE) UNDERSTAND THAT ALL VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT
GUARANTEED AS TO DOLLAR AMOUNT.  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.
/ / Please send me a copy of the Statement of Additional Information to the Prospectus.
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Signed At:  City                                               State
                                                                                      Date (m-d-y)           /         /
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Owner                                                          Joint Owner:
X                                                              X
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Annuitant (Required only for tax qualified & 457 plans)
X
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REGISTERED REP/AGENT INFORMATION
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By signing below, the Registered Rep/Agent certifies that:

a) The questions contained in this application were asked of the Owner and the answers duly recorded:  that this application is complete and true to the best of my knowledge and belief; and
b) I am NASD registered and state licensed for variable annuity contracts where this application is written; and
c) To the best of my knowledge and belief, this application / / does / / does not involve replacement of existing life insurance or annuities.
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Registered Rep/Agent
X                                                                                       Registered Rep/Agent #   /  /  /  /  /  /  /
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Print name of Registered Rep/Agent                             Dealer/General Agent

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Branch Office Street Address                                              Business Phone

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City                                                                      State              Zip                 C-Code

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DO-11-IFS-VARS-9710